                       SUPPLEMENT TO RESOURCE B PROSPECTUS
                         SUPPLEMENT DATED APRIL 29, 2005
                 TO PROSPECTUS DATED MAY 1, 2002 AS SUPPLEMENTED

 THE DISCLOSURE SET FORTH BELOW REPLACES THE INFORMATION FOUND ON PAGES 3 AND 4
                               OF THE PROSPECTUS.

                  SYMETRA RESOURCE VARIABLE ACCOUNT B FEE TABLE

PARTICIPANT TRANSACTION EXPENSES (See Note 2)

Contingent Deferred Sales Charge (as a percentage of the amount withdrawn)
    No charge for first 10% of certificate value withdrawn in a certificate year. Thereafter, the charge is:

            year 1          9%
            year 2          9%
            year 3          8%
            year 4          7%
            year 5          6%
            year 6          5%
            year 7          4%
            year 8          2%
            year 9+         0%

Transfer Charge
    No charge for first four transfers in a certificate year; thereafter, the charge is $10 per transfer.

ANNUAL ADMINISTRATION CHARGE
    $30

SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of average account value)

Mortality and Expense Risk Premium                      1.25%
Asset Related Administration Charge                     None
Total Separate Account Annual Expenses                  1.25%
                                                        =====

PORTFOLIO FEE WAIVERS AND EXPENSE REIMBURSEMENTS
The Portfolio Operating Expenses Table shows the annual operating expenses separately for each portfolio (also referred to as the fund) for the fiscal year ended December 31, 2004. The table below shows the Total Annual Portfolio Operating Expenses and for those portfolios where a contractual agreement to waive or reimburse all or a portion of the portfolio expenses exists, the Net Total Annual Portfolio Operating Expenses are shown as well. Please see the individual portfolio prospectuses for more detailed information about portfolio expenses.

We have agreements with each of the fund managers that describe the administrative practices and responsibilities of the parties. To the extent it performs services for the fund, Symetra Life may receive an asset based administrative fee from the fund's advisor or distributor. These fees may be up to 0.30% per year and may depend on the amount we have invested in the portfolios. In addition, the funds may make payments to Symetra Life or its affiliates pursuant to a distribution and/or servicing plan adopted by the fund pursuant to Rule 12b-1 under the Investment Company Act of 1940. Such distribution or "12b-1" fees are disclosed in the table below.

                                                                                                          NET TOTAL ANNUAL
                                                                                           CONTRACTUAL   PORTFOLIO OPERATING
                                                                                         EXPENSE WAIVER  EXPENSES (AFTER ANY
             PORTFOLIO EXPENSES                      MANAGEMENT    OTHER   TOTAL ANNUAL       OR          REIMBURSEMENT AND
   (AS A PERCENTAGE OF AVERAGE NET ASSETS)              FEES     EXPENSES    EXPENSES    REIMBURSEMENT   WAIVER AGREEMENTS)
----------------------------------------------------------------------------------------------------------------------------
Pioneer Growth Opportunities VCT Portfolio -- Class
     I Shares (1)                                      0.74%      0.06%       0.80%          -0.01%             0.79%
Pioneer Fund VCT Portfolio - Class I Shares            0.65%      0.06%       0.71%              -              0.71%
Pioneer Mid Cap Value VCT Portfolio - Class I
     Shares                                            0.65%      0.07%       0.72%              -              0.72%
Pioneer Bond VCT Portfolio - Class I Shares (1)        0.50%      0.23%       0.73%          -0.11%             0.62%
Pioneer Money Market VCT Portfolio - Class I Shares    0.50%      0.24%       0.74%              -              0.74%
Scudder Variable Series I: International
     Portfolio (2)                                     0.87%      0.17%       1.04%              -              1.04%
Scudder Variable Series II: Total Return
     Portfolio (3)(4)                                  0.45%      0.06%       0.51%              -              0.51%

The above PORTFOLIO expenses were provided by the PORTFOLIOS. We have not independently verified the accuracy of the information.

----------
(1) The expenses in the table above reflect the contractual expense limitation in effect through December 10, 2006 under which Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class I expenses to 1.01% (Pioneer Small Cap Value II VCT Portfolio), 0.79% (Pioneer Growth Opportunities VCT Portfolio), and 0.62% (Pioneer Bond VCT Portfolio) of the average daily net assets attributable to Class I shares; the portion of portfolio expenses attributable to Class II shares will be reduced only to the extent such expenses are reduced for Class I shares.

(2) Pursuant to their respective agreements with Scudder Variable Series I, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the following described portfolios to the amounts set forth after the portfolio names, A and B share classes respectively:
International (1.37%, 1.37%).

(3) Pursuant to their respective agreements with Scudder Variable Series II, the investment manager, the underwriter and the accounting agent have agreed, for the three year period commencing on May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the following described Portfolios to the amounts set forth after the Portfolio names, A and B share classes respectively:
SVS Total Return (0.51%, 0.89%).

(4) Restated and estimated to reflect expenses expected upon consummation of the merger.

EXPLANATION OF FEE TABLE

1. The purpose of the Fee Table is to show the various expenses you will incur directly and indirectly by investing in the certificate. The Fee Table reflects expenses of the Separate Account as well as the PORTFOLIOS. Changes to the PORTFOLIO expenses affect the results of the expense Examples in your prospectus. Although we have chosen not to update the Examples here, they still generally show how expenses and charges affect your certificate value.

2. There are situations where all or some of the PARTICIPANT transaction expenses do not apply. See Section 5 - Expenses for a complete discussion.


   PLEASE NOTE THAT EFFECTIVE JULY 15, 2005, SYMETRA LIFE INSURANCE'S PHYSICAL
                           ADDRESS WILL BE CHANGED TO:
                         SYMETRA LIFE INSURANCE COMPANY
                                777 108TH AVE. NE
                               BELLEVUE, WA 98004